Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of September 25, 2012, by and among Spectrum Group International, Inc., a Delaware limited liability company (the “Company”), and each of the persons appearing as an investor on the signature pages hereto (the “Holders”).
RECITALS
WHEREAS, the Company has entered into agreements (the “Subscription Agreements”) with the Holders, pursuant to which the Company has agreed to issue and sell to the Investors, and the Investors have subscribed to purchase from the Company, shares of Common Stock; and
WHEREAS, in order to induce the Holders to enter into the Subscription Agreements, the Company has agreed to execute and deliver this Agreement and provide certain registration rights for the Registrable Securities.
NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties hereto agree as follows:
1.Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.
“Commission” shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.
“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and any stock into which such Common Stock may hereafter be converted or changed (including, without limitation, by way of recapitalization, merger, consolidation, other reorganization or otherwise).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor Federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
“Person” shall mean an individual, proprietorship, trust, estate, personal representative, partnership, limited liability company, joint venture, association, company, corporation, government agency or other entity.
“Registrable Securities” shall mean any Common Stock sold to the Holders pursuant to the Subscription Agreements and beneficially owned by the Holders following the consummation of the transactions contemplated by the Subscription Agreements; provided, however, that no securities shall be deemed Registrable Securities following such time as (a) they have been sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (b) with respect to each Holder, they are eligible to be sold under Rule 144 without restriction.

The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.
“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2 and 3, including, without limitation, all registration and filing fees, printing, mailing and distribution expenses, all fees and disbursements of the accountants and counsel for the Company, blue sky fees and expenses for state qualifications or registrations, the expense of the preparation and any audit of the Company's financial statements incident to or required by any such registration, and, as provided in Section 3, the fees and disbursements of one counsel for the Holders participating in such registration.
“Rule 144” shall mean Rule 144 under the Securities Act, as it may be amended from time to time, and any successor rule or regulation.
“Rule 415” shall mean Rule 415 under the Securities Act, as it may be amended from time to time, and any successor rule or regulation.
“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor Federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
“Selling Expenses” shall mean all selling commissions and expense allowances applicable to the sale of Registrable Securities and, in the case of underwritten public offerings pursuant to Section 3, underwriting discounts, and, other than as provided in Section 3, the fees and expenses of counsel for the participating Holders.
2.Shelf Registration.
(a)As promptly as practicable after the date of this Agreement, the Company will use its commercially reasonable efforts to prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Shelf Registration Statement”). The Shelf Registration Statement will be initially on Form S-1. The Company (i) will not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement and (ii) will use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and to keep such Shelf Registration Statement continuously effective under the Securities Act for a period ending on the later of (x) 36 months from the effective date of the Shelf Registration Statement and (y) the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold. If following effectiveness of the Shelf Registration Statement the Company will become eligible to utilize Form S-3, and for so long as the Company is eligible to use such Form, the Company may amend the Shelf Registration Statement so that it will continue in effect on Form S-3.
(b)For the avoidance of doubt, the Holders will not be entitled to effect an underwritten public offering of Registrable Securities pursuant to the Shelf Registration Statement.
3.Piggyback Registration.
(a)If, at any time, the Company determines to register any of its equity securities either for its own account or the account of a security holder, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration statement on Form S-4, or any successor form, or (iii) a registration relating solely to options or warrants, or to securities issuable in respect of options or warrants, which options or warrants are sold in connection with an offering or issuance of debt securities, the Company will: (x) promptly give to each Holder written notice thereof, and (y) include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, all of the Registrable Securities specified in a notice or notices to such effect given by a Holder (a “Piggyback Inclusion Notice”) within thirty (30) days after receipt of the written notice from the Company described in clause (x) of this Section 3(a), except to the extent set forth in Section 3(b). Such written request may specify all or a part of a Holder's Registrable Securities.
(b)If a registration statement for which the Company gives notice under Section 3(a)(x) is for an underwritten public offering, and if the managing underwriter of such underwritten public offering has informed the Company in writing, that in such underwriter's good faith determination the total number of securities which the Company, such Holders and any other persons desiring to participate in such registration intend to include in such public offering is such as to adversely affect the success of such public offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the number of securities which it is so advised should be included in such registration and the priority of securities that will be included in such registration and underwriting shall be allocated as follows:
(i)first, if the notice provided by the Company in Section 3(a)(x) resulted from the Company's determination to issue and sell Common Shares in a public offering or pursuant to the demand registration rights of any other security holder, then the Common Shares which the Company or other security holder proposed to issue and/or sell as stated in such notice;
(ii)second, all Registrable Securities requested to be included in such registration by the holders of Registrable Securities and any other securities proposed to be registered for the account of any Person with piggyback registration rights pursuant to a written agreement (allocated, if necessary, pro rata among such holders on the basis of the number of shares of Registrable Securities and other securities so requested to be included in such registration); and
(iii)third, provided that no securities of any other Person have been excluded from such registration, any other securities which the Company proposes to register, if any.
(c)If a registration statement for which the Company gives notice under Section 3(a)(x) is for an underwritten public offering, the Holders participating therein shall enter into the underwriting agreement for such offering; provided, however, that (i) no Holder shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of Registrable Securities, any encumbrances thereon created or permitted by such Holder, the authority of such Holder to enter into, and perform its obligations under, the underwriting agreement, such Holder's intended method of distribution and other information about such Holder that the Company or the managing underwriter(s) reasonably believes is necessary to comply with the Securities Act; and (ii) the liability of such Holder under such underwriting agreement shall be limited to an amount equal to the net proceeds from such public offering received by such Holder.
(d)The Company may determine not to file or may withdraw any registration statement of which the Company has given notice pursuant to Section 3(a)(x) without liability to any Holder.
4.Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with the registration and qualification of Registrable Securities and the compliance by the Company with applicable securities laws and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All Selling Expenses applicable to the sale of Registrable Securities shall be borne by the Holders whose securities are included in such registration pro rata on the basis of the number of their Registrable Securities so registered; provided, however, that without limiting the foregoing, (i) the Company shall pay for (x) all of the fees and disbursements of the Company's accountants and counsel, (y) all expenses of its own employees and (z) in the case of Holders participating in a public offering pursuant to Section 3, all of the reasonable fees and disbursements of one counsel for the participating Holders chosen by the majority-in-interest of such Holders; and (ii) if, in such registration, the Company pays any expenses other than those included in Selling Expenses for any of the other security holders, the Company will pay such expenses for all of the Holders of Registrable Securities in such registration.
5.Registration Procedures.

(a)In the case of each registration effected by the Company pursuant to this Agreement, the Company will inform in writing each Holder who is entitled to registration rights hereunder as to the initiation of each registration and as to the completion thereof. The Company will, at its expense:
(i)Prepare and file with the Commission such amendments and supplements, including, without limitation, post-effective amendments, to such registration statement and the prospectus included as part of such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the distribution of securities covered by such registration statement and, subject to Section 5(b)(i), prepare and file all necessary documents in order to qualify the sale of such Registrable Securities under the blue sky law or other state securities laws for each state in the United States reasonably requested by such Holders or underwriter;
(ii)Furnish such reasonable number of prospectuses and other documents incident thereto, including supplements and amendments, as a Holder may reasonably request;
(iii)Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (in which case each Holder who can sell securities under such registration statement will immediately suspend use of such registration statement until it is supplemented or amended as provided herein), and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
(iv)Use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or interdealer quotation system on which the same securities issued by the Company are then listed or, if none, such exchange or quotation system determined by the Company;
(v)Provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such registration;
(vi)Make available for inspection by any selling Holder of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney or accountant retained by any such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence all information so provided;
(vii)If the registration is for an underwritten public offering, furnish to each selling Holder a signed counterpart, addressed to the selling Holder, of (1) an opinion of counsel for the Company, dated the effective date of the registration statement, and (2) “comfort” letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' “comfort” letters, with respect to events subsequent to the date of the financial statements), in each case as are customarily covered in opinions of issuer's counsel and in accountants' “comfort” letters delivered to the underwriters in underwritten public offerings of securities;
(viii)Furnish to each selling Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than nonsubstantive cover letters and the like;

(ix)Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;
(x)In connection with any underwritten public offering, enter into any underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities; provided, that such underwriting agreement contains customary underwriting provisions and; provided further that if the underwriter so requests the underwriting agreement will contain customary indemnification and contribution provisions; and
(xi)From and after the date of this Agreement, not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder rights that adversely affect, or are inconsistent with, the rights of the Holders of Registrable Securities hereunder to require the Company to initiate registration of any securities of the Company or to require the Company, upon registration of any of its securities, to include, among the securities that the Company is then registering, Registrable Securities owned by such Holder.
(b)Notwithstanding the foregoing, the Company shall not be obligated to take any action:
(i)pursuant to Sections 2 (x) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (y) in any jurisdiction in which the Company would be required to qualify as a foreign corporation eligible to do business in such jurisdiction, if the Company shall not then be so qualified in that jurisdiction or (z) in any jurisdiction that would subject the Company to taxation where it would not otherwise be subject to tax;
(ii)pursuant to Section 2 if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the negotiation or consummation of a transaction by the Company is pending or an event has occurred or is reasonably likely to occur, which negotiation, consummation or event in the reasonable judgment of the Company would require additional disclosure by the Company in a registration statement of material information which the Company (in the good faith judgment of its Board of Directors) has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement would cause the registration statement to fail to comply with the disclosure requirements of the Securities Act or the Exchange Act, in which case the Company's obligation hereunder to file a registration statement, pursue its effectiveness or maintain its effectiveness, shall be deferred or suspended for a period or periods not to exceed sixty (60) consecutive days or a total of one hundred twenty (120) days in any 12-month period.
(c)The Company shall take such other actions as shall reasonably be requested by any Holder in connection with any registration statement filed or required to be filed hereunder; and
(d)For avoidance of doubt, except where another performance standard is specifically provided for in this Section 5, the Company shall be required to act promptly using commercially reasonable efforts.
6.Indemnification.
(a)The Company shall indemnify each Holder, each of their respective officers, managers, directors, agents, employees, partners and members and each person “controlling” (within the meaning of the Securities Act) such Holder (each, a “Holder Indemnified Party”) with respect to each registration or qualification of Registrable Shares effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereto (“Losses”)) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to any such registration or qualification, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder Indemnified Party for any legal and any other expenses as they are incurred in connection with investigating and defending any Losses, provided that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party and stated to be specifically for use therein.
(b)Each Holder whose Registrable Securities are included in any registration or qualification effected pursuant to this Agreement will, severally and not jointly, indemnify the Company, each of its officers, managers, directors, agents, employees, partners and members, and each underwriter, if any, of the Company's securities covered by the applicable registration statement and each person who controls (within the meaning of the Securities Act) the Company or such underwriter (each, a “Company Indemnified Party”) and each other Holder Indemnified Party against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus incident to any such registration or qualification, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Company Indemnified Party and each such other Holder Indemnified Party for any legal or any other expenses as they are incurred in connection with investigating or defending any such Losses, in each case, to the extent, but only to the extent, that any such Losses arise out of or are based upon any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein.
(c)Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any Losses as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided, further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel and defend such claim or litigation at the expense of the Indemnifying Party; and provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. In no event shall an Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to one local counsel for each relevant jurisdiction) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made by an Indemnified Party without the prior consent of such Indemnifying Party, which consent shall not be unreasonably withheld. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
(d)If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claim, loss, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to indemnification or contribution from any Indemnifying Party who was not also guilty of such fraudulent misrepresentation.
(e)Notwithstanding anything to the contrary in this Section 6, no Holder that is an Indemnifying Party shall be required, pursuant to this Section 6, to indemnify or contribute any amount in excess of the net proceeds received by such Indemnifying Party from the sale of Registrable Securities covered by such registration or qualification to which the claims, losses, damages, liabilities or expenses of the Indemnified Party relate.
7.Information by Holder. Each Holder of Registrable Securities to be included in a registration pursuant to in this Agreement shall furnish in writing to the Company such information regarding such Holder, the securities to be offered and sold and the intended plan of distribution of the securities by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration or qualification of any securities by the Company and shall promptly advise the Company in writing of any material changes to such information while any such registration or qualification is in effect.
8.Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:
(a)Use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;
(b)Use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Exchange Act; and
(c)So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly financial statements of the Company, and such other reports and documents as an investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an investor to sell any such securities without registration under the Securities Act.
9.Transfer of Rights; Termination of Rights. The rights to cause the Company to register a Holder's Registrable Securities granted by the Company under this Agreement may be transferred or assigned by a Holder to a transferee of some or all of such Holder's Registrable Securities, provided that: (i) the Company is given notice of such transfer, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, (ii) such transfer of Registrable Securities is not prohibited under the governing documents of the Company or applicable law, and (iii) such transferee or assignee executes and delivers a joinder to this Agreement whereby such transferee is joined as a Holder.
10.Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York applicable to contracts made and to be performed entirely in such State.
11.Entire Agreement. This Agreement supersedes and terminates all prior agreements between any of the parties hereto with respect to the subject matter contained herein, and this Agreement embodies the entire understanding between the parties relating to such subject matter, and any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon.
12.Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, transferees, heirs, executors and administrators of the parties hereto. Notwithstanding the foregoing, the Company shall not assign any of its rights or obligations hereunder except by operation of law.
13.Notices, etc. Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:
If to the Company:    Spectrum Group International, Inc.
1063 McGaw
Irvine, CA 92614
Attention: Paul Soth
Telephone No.: 949-748-4800
Facsimile No.: 949- 567-1360

With a copy to:    Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
Attention: Abbe L. Dienstag, Esq.
Telephone No.: 212-715-9100
Facsimile No.: 212-715-8000

If to a Holder, to the address set forth on such Holder's signature page to this Agreement,

or such other address, telephone number to facsimile number (or person's attention) as such party may designate in a notice to the other parties from time to time and if to any other Holder, to such address as such Holder shall designate in a notice to the Company.

Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when properly transmitted, if delivered by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next Business Day delivery.
14.Amendments or Waivers. This Agreement, and any provision hereof, may be amended, waived, discharged or terminated only by written instrument signed by (a) the Company and (b) a majority-in-interest of the Holders. Any such amendment, waiver, discharge or termination so executed shall be binding on and effective with respect to each Holder, whether or not such Holder is a signatory to the written instrument evidencing such amendment, waiver, discharge or termination.
15.Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other waivers, agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
16.Non-Waiver. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Holder, whether of a similar or dissimilar nature thereof.
17.Injunctive Relief. Each of the parties hereto hereby acknowledges that in the event of a breach by any of them of any provision of this Agreement, an aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach or threatened breach hereof, such aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction and shall be entitled to specific performance or to enjoin the breach hereof without the requirement of posting any bond or security or proving that damages would be inadequate. By seeking or obtaining any such relief, such aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled, and all remedies hereunder or at law or in equity shall be cumulative.
18.Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.
19.Severability. If any provision of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.
20.Miscellaneous.
(a)The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.
(b)Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires. The words “herein,” “hereof,” “hereunder,” “hereby” or “hereto” shall refer to this Agreement as a whole unless otherwise expressly provided. Any reference herein to a Section shall be a reference to a Section of this Agreement unless the context otherwise requires.
(c)This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.
(d)This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as specifically provided in this Agreement).
(e)Any dispute between the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration before a panel of three arbitrators under the rules of the American Arbitration Association (“AAA”). Such arbitration shall take place in New York, New York. The decision of the arbitrators shall be final and binding upon the parties, and judgment upon the award rendered by the arbitrators may be entered in any court of competition jurisdiction. In the event of any claim, action, suit or proceeding brought by any party hereto relating to the submission of any dispute to arbitration under this Section or challenging enforcement of an arbitration award under this Section (including by way of defense or counterclaim), the parties hereto irrevocably consent to the exclusive jurisdiction of the courts of the State of New York and of any federal court located in such State in such action or proceeding. In any such action or proceeding, each party hereto waives personal service of any sum-mons, complaint or other process and agrees that service thereof may be made in accor-dance with Section 13. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or pro-ceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.
21.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SPECTRUM GROUP INTERNATIONAL, INC.

By:
Name:
Title:

Address:
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SPECTRUM GROUP INTERNATIONAL, INC.

By:
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Address:
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SPECTRUM GROUP INTERNATIONAL, INC.

By:
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Address:
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